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                                                                      EXHIBIT 23

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-83678).


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 14, 1999